Mortgage Loan Statistics

For purposes of this Form 8-K, “Tables” shall mean computer generated tables and/or charts describing the characteristics of the Mortgage Loans as of the Cut-off Date. All percentages in the Tables were calculated based on the principal balance of the Mortgage Loans as of the Cut-off Date. The sum of the columns may not equal the respective totals due to rounding.

Loan Program

Loan Program	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage loans	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
One-Year MTA	1,402	$ 572,662,009	100.00%	$ 408,461	3.380	360	700	75.2
Total	1,402	$ 572,662,009	100.00%	$ 408,461	3.380	360	700	75.2

Current Mortgage Loan Principal Balances(1)

Range of Current Mortgage Loan Principal Balances ($)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage loans	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
0.01 – 50,000.00	3	$ 131,113	0.02%	$ 43,704	3.837	360	690	79.5
50,000.01 – 100,000.00	46	3,822,630	0.67	83,101	5.136	359	700	80.0
100,000.01 – 150,000.00	103	13,160,607	2.30	127,773	4.078	359	691	76.3
150,000.01 – 200,000.00	140	24,453,703	4.27	174,669	3.921	359	692	76.6
200,000.01 – 250,000.00	115	25,848,265	4.51	224,768	4.094	359	686	75.6
250,000.01 – 300,000.00	111	30,687,241	5.36	276,462	3.419	360	683	75.4
300,000.01 – 350,000.00	128	41,648,129	7.27	325,376	3.492	360	686	75.3
350,000.01 – 400,000.00	170	64,425,374	11.25	378,973	3.415	360	693	77.8
400,000.01 – 450,000.00	119	51,157,055	8.93	429,891	3.579	359	700	77.0
450,000.01 – 500,000.00	100	47,304,848	8.26	473,048	2.725	360	701	75.0
500,000.01 – 550,000.00	85	44,691,355	7.80	525,781	3.676	360	700	77.6
550,000.01 – 600,000.00	76	43,704,636	7.63	575,061	3.228	360	709	78.8
600,000.01 – 650,000.00	61	38,745,229	6.77	635,168	3.121	360	708	75.3
650,000.01 – 700,000.00	17	11,517,933	2.01	677,525	2.366	360	714	74.8
700,000.01 – 750,000.00	14	10,199,987	1.78	728,571	3.039	360	717	70.4
750,000.01 – 1,000,000.00	77	69,626,421	12.16	904,239	3.398	359	714	70.5
1,000,000.01 – 1,500,000.00	29	36,940,029	6.45	1,273,794	2.675	360	705	74.0
1,500,000.01 – 2,000,000.00	8	14,597,453	2.55	1,824,682	3.950	359	687	63.6
Total	1,402	$572,662,009	100.00%	$ 408,461	3.380	360	700	75.2

___________

(1)	As of the cut-off date, the average current mortgage loan principal balance of the Mortgage Loans was approximately $408,461.

Original Mortgage Loan Principal Balances(1)

Range of Mortgage Loan Balances at Origination ($)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage loans	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
0.01 – 50,000.00	3	$ 131,113	0.02%	$ 43,704	3.837	360	690	79.5
50,000.01 – 100,000.00	47	3,922,686	0.68	83,461	5.168	359	700	80.0
100,000.01 – 150,000.00	102	13,060,551	2.28	128,045	4.060	360	691	76.3
150,000.01 – 200,000.00	141	24,659,581	4.31	174,891	3.942	359	693	76.6
200,000.01 – 250,000.00	114	25,642,387	4.48	224,933	4.076	359	685	75.6
250,000.01 – 300,000.00	112	30,987,377	5.41	276,673	3.463	360	683	75.5
300,000.01 – 350,000.00	127	41,347,994	7.22	325,575	3.460	360	686	75.2
350,000.01 – 400,000.00	170	64,425,374	11.25	378,973	3.415	360	693	77.8
400,000.01 – 450,000.00	119	51,157,055	8.93	429,891	3.579	359	700	77.0
450,000.01 – 500,000.00	100	47,304,848	8.26	473,048	2.725	360	701	75.0
500,000.01 – 550,000.00	84	44,141,668	7.71	525,496	3.639	360	700	77.9
550,000.01 – 600,000.00	77	44,254,323	7.73	574,731	3.270	360	709	78.5
600,000.01 – 650,000.00	61	38,745,229	6.77	635,168	3.121	360	708	75.3
650,000.01 – 700,000.00	17	11,517,933	2.01	677,525	2.366	360	714	74.8
700,000.01 – 750,000.00	14	10,199,987	1.78	728,571	3.039	360	717	70.4
750,000.01 – 1,000,000.00	77	69,626,421	12.16	904,239	3.398	359	714	70.5
1,000,000.01 – 1,500,000.00	29	36,940,029	6.45	1,273,794	2.675	360	705	74.0
1,500,000.01 – 2,000,000.00	8	14,597,453	2.55	1,824,682	3.950	359	687	63.6
Total	1,402	$572,662,009	100.00%	$ 408,461	3.380	360	700	75.2

___________

(1)	As of the initial cut-off date, the average mortgage loan balance of the Mortgage Loans at Origination was approximately $416,852.

State Distribution of Mortgaged Properties(1)

State	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage loans	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
Arizona	56	$ 16,080,743	2.81%	$ 287,156	4.286	359	705	72.6
California	719	347,946,437	60.76	483,931	3.397	360	698	74.9
Colorado	14	6,386,723	1.12	456,195	2.835	360	735	71.9
Connecticut	8	2,173,460	0.38	271,682	3.110	360	707	81.5
Delaware	1	207,280	0.04	207,280	7.125	355	656	90.0
Florida	210	71,871,155	12.55	342,244	3.398	360	705	74.9
Georgia	10	2,131,580	0.37	213,158	5.156	359	689	79.7
Hawaii	12	7,527,949	1.32	627,329	3.398	360	734	71.7
Iowa	1	63,000	0.01	63,000	2.000	360	701	90.0
Idaho	5	966,965	0.170	193,393	2.086	359	737	79.3
Illinois	15	3,677,845	0.64	245,190	3.843	360	676	80.7
Indiana	6	632,125	0.11	105,354	3.431	360	671	81.8
Kansas	1	61,095	0.01	61,095	7.250	359	688	90.0
Kentucky	7	745,547	0.13	106,507	6.105	359	695	84.8
Massachusetts	8	4,750,800	0.83	593,850	1.182	360	693	75.4
Maryland	18	6,223,851	1.09	345,769	3.493	360	702	75.8
Michigan	20	3,652,786	0.64	182,639	4.616	359	685	83.3
Minnesota	7	2,544,888	0.44	363,555	2.695	360	675	80.3
Missouri	1	201,600	0.04	201,600	1.500	360	626	80.0
North Carolina	9	4,498,471	0.79	499,830	3.821	360	719	75.6
New Hampshire	1	245,000	0.04	245,000	3.750	360	624	86.9
New Jersey	21	6,223,617	1.09	296,363	2.617	360	691	75.2
New Mexico	1	163,608	0.03	163,608	6.750	359	750	80.0
Nevada	92	34,500,760	6.03	375,008	3.446	359	697	74.7
New York	17	8,002,368	1.40	470,728	2.219	360	701	78.8
Ohio	8	1,249,824	0.22	156,228	4.322	359	707	85.9
Oklahoma	3	256,229	0.05	85,410	4.407	360	704	76.1
Oregon	10	4,202,734	0.73	420,273	2.478	360	684	78.4
Pennsylvania	10	2,719,253	0.48	271,925	1.858	360	698	76.7
Rhode Island	2	624,000	0.11	312,000	1.212	360	651	59.8
South Carolina	3	1,132,640	0.20	377,547	4.640	359	689	78.0
Tennessee	3	419,150	0.07	139,717	1.714	360	686	77.3
Texas	14	2,924,204	0.51	208,872	2.702	360	675	76.2
Utah	16	3,302,631	0.58	206,414	2.307	360	715	78.1
Virginia	35	13,497,183	2.36	385,634	3.747	359	692	77.7
Washington	28	9,502,341	1.66	339,369	3.265	360	718	77.1
Wisconsin	10	1,352,167	0.24	135,217	3.499	360	680	78.5
Total	1,402	$572,662,009	100.00%	$ 408,461	3.380	360	700	75.2

_________

(1)	As of the cut-off date, no more than approximately 0.824% of the Mortgage Loans was secured by mortgaged properties located in any one postal zip code area.

Original Loan-to-Value Ratios(1)(2)

Range of Original Loan-to-Value Ratios (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage loans	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
0.01 – 50.00	39	$ 15,483,880	2.70%	$ 397,023	3.678	359	695	42.6
50.01 – 55.00	20	10,520,793	1.84	526,040	3.670	359	711	52.7
55.01 – 60.00	31	13,206,863	2.31	426,028	3.276	360	715	57.7
60.01 – 65.00	46	25,526,586	4.46	554,926	3.785	360	691	63.7
65.01 – 70.00	193	77,778,350	13.58	402,997	3.362	360	704	68.9
70.01 – 75.00	166	85,595,211	14.95	515,634	3.239	360	700	74.2
75.01 – 80.00	753	306,463,628	53.52	406,990	3.072	360	699	79.6
80.01 – 85.00	26	7,334,458	1.28	282,095	4.969	359	678	83.5
85.01 – 90.00	128	30,752,241	5.37	240,252	5.968	359	691	89.3
Total	1,402	$ 572,662,009	100.00%	$ 408,461	3.380	360	700	75.2

_________

(1)	As of the cut-off date, the weighted average original Loan-to-Value Ratio of the Mortgage Loans was approximately 75.22%.
(2)	Does not take into account any secondary financing on the Mortgage Loans that may exist at the time of origination.

Current Mortgage Rates(1)

Range of Current Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage loans	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
0.501 – 1.000	329	$ 163,087,455	28.48%	$ 495,707	1.000	360	707	74.3
1.001 – 1.500	313	129,578,119	22.63	413,988	1.498	360	693	75.1
1.501 – 2.000	80	28,974,442	5.06	362,181	1.927	360	671	75.3
2.001 – 2.500	87	26,158,746	4.57	300,675	2.438	360	704	79.4
2.501 – 3.000	20	5,507,829	0.96	275,391	2.883	360	691	80.0
3.001 – 3.500	18	4,662,786	0.81	259,044	3.387	360	689	84.0
3.501 – 4.000	13	3,034,566	0.53	233,428	3.788	360	676	87.9
4.001 – 4.500	2	443,329	0.08	221,664	4.196	360	648	90.0
4.501 – 5.000	2	269,105	0.05	134,552	4.750	359	652	89.8
5.001 – 5.500	4	671,143	0.12	167,786	5.432	359	738	85.5
5.501 – 6.000	15	9,135,320	1.60	609,021	5.908	359	701	63.0
6.001 – 6.500	129	65,559,963	11.45	508,217	6.366	359	717	72.6
6.501 – 7.000	327	118,357,017	20.67	361,948	6.801	359	697	75.6
7.001 – 7.500	30	7,281,230	1.27	242,708	7.258	358	697	83.0
7.501 – 8.000	22	6,872,709	1.20	312,396	7.877	359	684	87.9
8.001 – 8.500	11	3,068,250	0.54	278,932	8.286	359	666	89.2
Total	1,402	$ 572,662,009	100.00%	$ 408,461	3.380	360	700	75.2

__________

(1)

The current mortgage rates listed in the preceding table do not include lender paid mortgage insurance premiums. As of the initial cut-off date, the weighted average current mortgage rate of the Mortgage Loans was approximately 3.380% per annum. As of the initial cut-off date, the weighted average current mortgage rate of the Mortgage Loans net of the premium charged by the lender with paid mortgage insurance was approximately 3.355% per annum.

Types of Mortgaged Properties

Property Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage loans	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
Single Family Residence	750	$307,834,985	53.76%	$ 410,447	3.545	360	696	75.3
Planned Unit Development	325	145,002,156	25.32	446,160	3.200	360	702	75.6
Low–rise Condominium	195	60,169,027	10.51	308,559	3.502	359	707	75.7
2 to 4 Family Residence	105	47,609,132	8.31	453,420	2.934	360	705	73.5
High–rise Condominium	27	12,046,708	2.10	446,174	2.464	360	712	72.2
Total	1,402	$572,662,009	100.00%	$ 408,461	3.380	360	700	75.2

Purpose of Mortgage Loans

Loan Purpose	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage loans	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
Refinance (cash–out)	621	$254,873,779	44.51%	$ 410,425	3.661	360	695	72.6
Purchase	547	225,445,830	39.37	412,150	3.059	360	709	77.8
Refinance (rate/term)	234	92,342,400	16.13	394,626	3.387	360	688	76.2
Total	1,402	$572,662,009	100.00%	$ 408,461	3.380	360	700	75.2

Occupancy Types(1)

Occupancy Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage loans	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
Primary Residence	1049	$460,447,771	80.40%	$ 438,940	3.370	360	697	75.7
Investment Property	264	75,507,716	13.19	286,014	3.814	360	712	71.9
Secondary Residence	89	36,706,522	6.41	412,433	2.604	360	712	75.8
Total	1,402	$572,662,009	100.00%	$ 408,461	3.380	360	700	75.2

___________

(1)	Based upon representations of the related borrowers at the time of origination.

Remaining Terms to Maturity(1)

Remaining Term to Maturity (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage loans	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
360	860	$359,354,356	62.75%	$ 417,854	1.499	360	698	75.4
359	456	180,298,029	31.48	395,390	6.536	359	704	74.8
358	66	25,555,979	4.46	387,212	6.602	358	697	75.8
357	12	5,200,413	0.91	433,368	6.890	357	683	78.3
356	6	1,762,423	0.31	293,737	6.412	356	702	75.2
355	2	490,808	0.09	245,404	4.959	355	664	79.3
Total	1,402	$572,662,009	100.00%	$ 408,461	3.380	360	700	75.2

____________

(1)	As of the cut-off date, the weighted average remaining term to maturity of the Mortgage Loans was approximately 360 months.

Documentation Programs

Documentation Program	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage loans	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
Reduced	1169	$499,202,723	87.17%	$ 427,034	3.288	360	700	75.0
Full/Alternative	231	72,997,327	12.75	316,006	4.011	359	695	76.8
Stated Income/Stated Asset	1	283,528	0.05	283,528	3.375	355	669	71.5
No Income/No Asset	1	178,432	0.03	178,432	1.000	360	673	80.0
Total	1,402	$572,662,009	100.00%	$ 408,461	3.380	360	700	75.2

FICO Credit Scores(1)

Range of FICO Credit Scores	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage loans	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
621-640	95	$ 28,937,513	5.05%	$ 304,605	3.531	360	631	73.3
641-660	186	61,778,354	10.79	332,142	3.354	360	653	74.7
661-680	318	127,448,822	22.26	400,782	3.079	360	671	76.0
681-700	242	102,111,126	17.83	421,947	3.539	359	691	76.6
701-720	176	83,340,043	14.55	473,523	3.627	360	710	75.5
721-740	152	68,144,069	11.90	448,316	3.503	360	730	74.3
741-760	102	46,302,923	8.09	453,950	3.220	360	749	74.2
761-780	84	35,712,883	6.24	425,153	3.238	360	770	74.2
781-800	41	16,706,140	2.92	407,467	3.630	359	788	75.7
801-820	6	2,180,136	0.38	363,356	2.701	360	808	59.2
Total	1,402	$ 572,662,009	100.00%	$ 408,461	3.380	360	700	75.2

(1)	As of the cut-off date, the weighted average FICO Credit Score of the mortgagors related to the Mortgage Loans was approximately 700.

Prepayment Charge Periods at Origination

Prepayment Charge Period (months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage loans	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
10	1	$ 234,440	0.04%	$ 234,440	1.000	360	681	65.3
12	746	344,116,681	60.09	461,282	3.376	360	708	74.7
30	4	1,766,591	0.31	441,648	3.836	360	711	78.5
36	651	226,544,297	39.56	347,994	3.385	360	686	75.9
Total	1,402	$ 572,662,009	100.00%	$ 408,461	3.380	360	700	75.2

Months to Next Adjustment Date

Months to Next Adjustment Date	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage loans	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
1	1340	$ 551,876,364	96.37%	$ 411,848	3.423	359	700	75.2
2	18	5,659,870	0.99	314,437	2.185	358	697	76.2
3	44	15,125,775	2.64	343,768	2.261	359	691	75.9
Total	1,402	$ 572,662,009	100.00%	$ 408,461	3.380	360	700	75.2

Gross Margins(1)

Range of Gross Margins (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage loans	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
Equal to or lesser than 0.001	1	$ 283,528	0.05%	$ 283,528	3.375	355	669	71.5
0.001 – 1.000	1	175,230	0.03	175,230	3.625	359	700	87.8
1.001 – 2.000	2	871,040	0.15	435,520	2.261	360	735	82.0
2.001 – 3.000	293	154,323,013	26.95	526,700	2.909	360	712	72.6
3.001 – 4.000	1035	397,790,422	69.46	384,339	3.443	360	696	75.7
4.001 – 5.000	69	18,932,777	3.31	274,388	5.936	359	682	86.4
5.001 – 6.000	1	286,000	0.05	286,000	4.000	360	645	89.4
Total	1,402	$ 572,662,009	100.00%	$ 408,461	3.380	360	700	75.2

____________

(1)	As of the cut-off date, the weighted average gross margin of the Mortgage Loans was approximately 3.213%.

Maximum Mortgage Rates

Range of Maximum Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage loans	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
9.001 – 10.000	1379	$ 565,946,580	98.83%	$ 410,404	3.346	360	700	75.1
10.001 – 11.000	6	1,688,509	0.29	281,418	4.932	359	702	84.2
11.001 – 12.000	17	5,026,920	0.88	295,701	6.606	359	679	86.8
Total	1,402	$ 572,662,009	100.00%	$ 408,461	3.380	360	700	75.2

Original Interest Adjustment Dates

Original Interest Adjustment Date	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage loans	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
February 2006	1265	$528,953,259	92.37%	$ 418,145	3.432	360	701	75.2
March 2006	41	11,850,108	2.07	289,027	2.714	359	691	77.9
April 2006	96	31,858,643	5.56	331,861	2.761	360	688	75.3
Total	1,402	$572,662,009	100.00%	$ 408,461	3.380	360	700	75.2

Initial Fixed Period

Months of Initial Fixed Period	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage loans	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
1	1337	$ 550,581,119	96.14%	$ 411,803	3.417	360	700	75.2
3	65	22,080,890	3.86	339,706	2.460	360	694	75.9
Total	1,402	$ 572,662,009	100.00%	$ 408,461	3.380	360	700	75.2

Minimum Mortgage Rates

Range of Minimum Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage loans	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
0.001 – 1.000	1	$ 175,230	0.03%	$ 175,230	3.625	359	700	87.8
1.001 – 2.000	2	871,040	0.15	435,520	2.261	360	735	82.0
2.001 – 3.000	293	154,323,013	26.95	526,700	2.909	360	712	72.6
3.001 – 4.000	1036	398,073,950	69.51	384,241	3.443	360	696	75.7
4.001 – 5.000	69	18,932,777	3.31	274,388	5.936	359	682	86.4
5.001 – 6.000	1	286,000	0.05	286,000	4.000	360	645	89.4
Total	1,402	$572,662,009	100.00%	$ 408,461	3.380	360	700	75.2

Maximum Negative Amortization(1)

Maximum Negative Amortization(%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage loans	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate(%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to- Value Ratio (%)
110	17	$ 8,002,368	1.40%	$ 470,728	2.219	360	701	78.8
115	1,385	564,659,641	98.60	407,696	3.396	360	700	75.2
Total	1,402	$ 572,662,009	100.00%	$ 408,461	3.380	360	700	75.2

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(1)	Reflects maximum allowable percentage of original unpaid principal balance.